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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                      February 20, 2007 (February 14, 2007)

                        SERVICE CORPORATION INTERNATIONAL
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             (Exact name of registrant as specified in its charter)

              Texas                  1-6402-1               74-1488375
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   (State or other jurisdiction    (Commission           (I.R.S. Employer
        of incorporation)          File Number)         Identification No.)

        1929 Allen Parkway Houston, Texas                     77019
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     (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (713) 522-5141


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE

On February 14, 2007, Service Corporation International issued a press release announcing that the Board of Directors declared a quarterly cash dividend of three cents per share of common stock.

On February 19, 2007, Service Corporation International issued a press release announcing an increase in its share repurchase program authorizing the investment of an additional $164 million to a total of $200 million for share repurchases. The Company also disclosed its financial outlook for 2007.

The attached Exhibits 99.1 and 99.2 are not filed, but are furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

        (d)  The following exhibits are included with this report

             EXHIBIT NO.   DESCRIPTION
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                99.1       Press Release, dated February 14, 2007 declaring
                           quarterly dividend

                99.2 Press Release, dated February 19, 2007 announcing share repurchase increase and disclosing 2007 outlook

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 20, 2007                              Service Corporation International


                                               By: /s/ Eric D. Tanzberger
                                                   -----------------------------
                                                   Eric D. Tanzberger
                                                   Senior Vice President and
                                                   Chief Financial Officer